                                                                   EXHIBIT 10.10



DATED                                                                       1997
--------------------------------------------------------------------------------




                     TECHNOMIC RESEARCH ASSOCIATES LIMITED



                                     -and-


                                INKTOMI LIMITED

                    ______________________________________

                                  UNDERLEASE

                                    - of -

                               PART FIRST FLOOR
                               RENAISSANCE HOUSE
                             32 UPPER HIGH STREET
                                     EPSOM
                                    SURREY.

                    ______________________________________




Coley & Tilley
Neville House
Waterloo Street
BIRMINGHAM
B2 5UF,

NP.

THIS UNDERLEASE made the      day of         One thousand nine hundred and
---------------
ninety seven BETWEEN TECHNOMIC RESEARCH ASSOCIATES LIMITED whose registered
             ---------------------------------------------
office is at 119/121 High Street Epson Surrey KT19 8DT (hereinafter called "the Landlord" which expression shall where the context so admits include the person for the time being entitled to the reversion immediately expectant on the term hereby created) of the first part INKTOMI LIMITED whose registered office is at
                                  ---------------
10 Christchurch Mount Epson Surrey KT19 8LU hereinafter called "the Tenant" which expression shall include the person or persons for the time being entitled to the term hereby granted) of the second part and INKTOMI CORPORATION of 1900
                                                   -------------------
South Norfolk Street Suite 110 San Mateo CA 94403 United States of America (hereinafter called "the Guarantor") of the third part
WITNESSETH as follow:-

1. IN this Underlease save where the context otherwise requires the following words and expressions shall have the following meanings.

     (a) "the Headlease" shall mean a Lease dated the Seventeenth day of December One thousand nine hundred three and made between Fairbriar Homes Limited of the one part and the Landlord of the other part whereby premises on the First Floor, of Renaissance House 32 Upper High Street Epson Surrey KT17 4QS shown for the purposes of identification edged with a red line on the plan numbered 4 annexed thereto ("the Demised Premises") were demised to the Landlord

     (b) "the Superior Landlord" means Fairbriar Homes Limited or its successors in title from time to time entitled to the reversion immediately expectant upon determination of the Headlease

     (c) "the 1954 Act" means the Landlord & Tenant Act 1954 (as amended up to the date hereof)

     (d) "the 1995 Act" means the Landlord & Tenant Act (Covenants) Act 1995 as from time to time amended (or any statute reinacting or replacing the relevant provisions of the same)

2. THE Landlord hereby demises unto the Tenant ALL THAT the demised premises together with the rights but subject to the exceptions and reservations and other matters referred to in the Headlease TO HOLD the same unto the Tenant from
the day of      One thousand nine hundred and ninety seven for a term expiring on the 30th October 1999.

YIELDING ANY PAYING therefor unto the Landlord
-------------------

(1) Yearly and proportionately for any fraction of a year the rents hereunder set out which shall be exclusive of any Value Added Tax:-

     (a) For the period from the date hereof until the Twenty-fourth day of December One thousand nine hundred and ninety seven the yearly rent of one peppercorn (if demanded)

     (b) For the period from the Twenty-fifth day of December One thousand nine hundred and ninety seven until the end of the said term the yearly rent of EIGHTEEN THOUSAND TWO HUNDRED POUNDS (POUNDS 18,200)
------------------------------------

AND the said rents shall be paid quarterly in advance on the usual quarter days
---
(as defined in the Headlease) in every year without any deduction whatsoever the first such payment being due on the date hereof and to be apportioned (if necessary) in respect of the period from the date hereof until the next quarter day hereafter

(2) By way of additional rent a sum or sums of money equal to the amount which the Landlord is obliged to pay to the Superior Landlord under the terms of clauses 3.2 and 3.7 of the Headlease relating to any period after the date of commencement of the term hereby granted such sum or sums to be paid on demand.

3. EXCEPT as to the provisions contained in the Headlease which are specified in the First Schedule hereto this Underlease is made upon the same terms and subject to the same reservations and to the same covenants (including as to yielding up) on the parts of the Lessor and Lessee respectively and to the same provisos stipulations and conditions (including the provision or re-entry) as are expressed and contained or referred to in the Headlease as if the same were herein set forth at length with such modifications only as are necessary to make the same applicable to the demised premises and this Underlease provided that covenants or obligations of the Superior Landlord contained or referred to in the Headlease shall be read and construed as if the Landlord covenanted to procure the observance and performance of such covenants by the Superior Landlord (and references to "the term" shall be construed as references to the term hereby granted and where applicable shall include the period of any holding over or any extension or continuance whether by statute or by common law).

4.   THE Tenant hereby covenants with the Landlord as follows:-

(1)  To pay the reserved rent at the times and in manner aforesaid

(2) To observe and perform such of the covenants subject to which this Underlease is made as aforesaid as ought on its part to be observed and performed

(3) To observe and perform the covenants and obligations specified in the Second Schedule hereto

5.   THE Landlord hereby covenants with Tenant:-

(a) To observe and perform such of the covenants subject to which this demise is made as aforesaid as ought on its part to be observed and performed and

(b)  During the said term to pay the rents reserved by the Headlease

6.   PROVIDED ALWAYS and IT IS HEREBY AGREED THAT:-

(1) For the avoidance of doubt any easement right power exception reservation right of entry or privilege exercisable by the Landlord or by the Landlord in common with the Tenant shall also be exercisable by the Superior Landlord and all person authorised by it and in common with all other persons having a like right and any reference to any consent or approval required from the Landlord includes the like consent of the Superior Landlord where required under the terms of the Headlease in accordance with such terms.

(2) In every case where there is provision for repayment to the Landlord by the Tenant of any expenses incurred by the Landlord then in the event of any expenses being incurred by the Superior Landlord there shall be deemed to be included a covenant by the Tenant to repay any expenses incurred by the Superior Landlord.

(3) Any indemnities in favour of the Landlord which are deemed to be incorporated herein shall be deemed to incorporate indemnities in favor of the Superior Landlord.

(4) Having been authorised to do so by an order of the Birmingham County Court No [___________] made on [____________________] under the 1954 Act section 39(4)
the parties agree that the provisions of the 1954 Act sections 24-28 (inclusive are excluded from the Lease

7.   THE Guarantor in consideration of the demise hereinbefore contained having
--------
been made at its request hereby covenants with the Landlord that the Tenant shall pay the rents hereby reserved on the days and in manner aforesaid and shall duly perform and observe all the covenants hereinbefore on the Tenant's part contained and that in case of default in such payment of rent or performance or observance of any of the covenants as aforesaid during the currency of the said term and also thereafter during such period as the Tenant remains in occupation of the demised premises the Guarantor will pay and make good to the Landlord on demand all loss damages costs and expenses thereby arising or incurred by the Landlord PROVIDED ALWAYS and it is hereby agreed that
                                    ---------------
any neglect or forbearance of the Landlord in endeavouring to obtain payment of the said rents when the same become payable or to enforce performance or observance of the several stipulations herein on the Tenant's part contained or any time which may be given by the Landlord to the Tenant shall not release or exonerate or in any way affect the liability of the Guarantor under this covenant AND PROVIDED FURTHER and it is hereby further agreed that in the event
         --------------------
of this Lease being disclaimed by the Tenant or on behalf of the Tenant under any statutory or other power or if the Tenant (being a company) is struck off the register or ceases for any reason to exist the Guarantor will take from the Landlord but only if so required by the Landlord by written notice to the Guarantor within three months after such disclaimer or within three months after the Landlord has received actual notice of such striking off or ceasing to exist a grant of another Lease of the demised premises for the residue of the said term unexpired at the date of such disclaimer striking off or ceasing to exist at the same rents hereinbefore reserved subject to the like covenants conditions and provisos as are herein contained and at the expense of the Guarantor the Guarantor on the
                                       4
execution of such further Lease to execute and deliver to a counterpart thereof AND PROVIDED FURTHER THAT if the Landlord shall not so require the Guarantor to
-------------------------
take another lease of the demised premises as aforesaid the Guarantor shall nevertheless upon demand pay to the Landlord a sum equal to the rent that would have been payable under this Lease but for the disclaimer striking off or ceasing to exist until the expiration of three months therefrom or until the demised premises shall have been relet by the Landlord whichever shall first occur

                           THE FIRST SCHEDULE HERETO

                                    PART I

         (HEADLEASE PROVISIONS WHICH DO NOT APPLY TO THIS UNDERLEASE)

(1)  The term of years granted (part of clause 2.13)

(2)  The Rent and further or additional rent reserved (part of Clause 2.13)

(3)  The Rent Review provisions (part of clause 2.13)

(4)  Alienation (Clause 3.26)

(5)  Service Charge provisions (clause 3.2 and the Schedule)

(6)  Contribution to communal items (clause 3.7)

(7)  The Break Clause (clause 7)


                                    PART II

                      (HEADLEASE PROVISIONS TO BE VARIED)

(A) Clause 3.9 of the Headlease shall be read as if "In the fifth year and" were omitted.

(B) Clauses 3.18 shall be read as if there appeared at the end (after the existing wording) the words "within Class B1 of the Town & Country Planning (Use Classes) Order 1987".

(C) Clause 3.30 shall be incorporated into this Lease in such a way that the terms "Lessor" and "Lessee" refer to the Superior Landlord and the Landlord as respectively defined in this Underlease



                    THE SECOND SCHEDULE BEFORE REFERRED TO

                         (TENANT'S FURTHER COVENANTS)


(1) Not to assign transfer underlet or part with or share the possession of the demised premises or any part thereof or suffer and person deriving title under the Tenant (whether directly or indirectly) to do any of such things EXCEPT by way of an assignment of the whole of the demised premises complying with paragraph (2) of this Schedule or an underletting of the whole of the whole of the premises complying with paragraph (3) of this Schedule

(2)  (a)    Not to assign the whole of the demised premises without the licence in writing of the Landlord which shall not be unreasonably withheld PROVIDED
                                                                    --------
THAT the parties hereto agree that the specific circumstances in which the
----
Landlord may withold such Licence and the specific conditions subject to which such Licence may be subject as hereinafter set out shall not be regarded as unreasonable

     (b) The Landlord shall be entitled to grant such a Licence subject to the condition that before the Tenant assigns the term herby granted it shall enter into an authorised guarantee agreement with the Landlord pursuant to
Section 16 of the 1995 Act under which:-

     (i) the Tenant guarantees the performance by the intended assignee of all the covenants and conditions on the part of the Tenant hereunder to be performed

     (ii)   the Tenant is liable to the Landlord as principal debtor

     (iii) the Tenant will in the event of this Lease being disclaimed but only if so required by the Landlord by written notice to it within three months after such disclaimer take a grant of another Lease of the demised premises for the residue of the said term unexpired at the date of such disclaimer at the same rents hereinbefore reserved subject to the like covenants, conditions and provisos as are herein contained the Tenant on the execution of such further Lease to execute and deliver to the Landlord a Counterpart thereof.

     (iv) incidental or supplementary provisions made pursuant to Section 16(5)(d) of the 1995 Act

     (c) If the proposed Assignee is a limited liability company then the Landlord may withhold its consent to an Assignment unless (if reasonable so to require) at least two of its directors shall enter into a deed with the Landlord as sureties for such Company in order jointly and severally to covenant with the Landlord as Sureties that such company will pay the said rents and perform and observe the said covenants and conditions and to indemnify and save harmless the Landlord against all loss damages costs and expenses arising by reason of any default by the Company and such covenants shall further provide that any neglect or forbearance of the Landlord shall not release or exonerate the Sureties and shall further provide for the Sureties to accept a new Lease of the demised premises upon disclaimer of these presents by the Company or on its behalf if so required by the Landlord within three months of such disclaimer such new Lease to be for the residue then unexpired of the term hereby granted and as the rents payable and subject to the same tenants covenants and to the same provisos and conditions as those in force immediately before such disclaimer and to be granted at the cost of the Sureties in exchange for a counterpart duly executed by the Sureties

(3) (a) Not to demise or underlet the whole of the demised premises for all or any part of the said term without the licence in writing of the Landlord which shall not be unreasonably withheld PROVIDED however that should the
                                              --------
     Tenant desire to demise or underlet as aforesaid the Tenant shall also before so doing and before giving possession to the intended underlessee execute and deliver to the Landlord a Deed to be prepared by the Solicitors of the Landlord at the cost of the Tenant containing a covenant by the intended underlessee directly with the Landlord to perform and observe during the term granted to the underlessee of (if earlier) until the Underlessee is released from his liabilities to the Tenant pursuant to the provisions of the 1995 Act the covenants (other than the covenant to pay the rent hereby reserved but including this present covenant) by the Tenant and conditions contained in the Lease in the same manner as if such covenants and conditions were repeated in extenso in such deed with the subsitution of the name of the intended underlessee for the name of the Tenant and with such other alterations as the deaths of parties or as other circumstances shall render necessary

(b) On the grant of any permitted underlease to obtain therein and at all times thereafter to enforce performance and observance of covenants on the part of the underlessee as follows:

     (i) an absolute covenant not to assign demise underlet or otherwise part with possession of any part of the sub-demised premises (here meaning a portion only and not the whole thereof) or to share occupation of the whole or any part thereof for all or any part of the sub-term

     (ii) a qualified covenant not to assign demise underlet or otherwise part with possession of the whole of the sub-demised premises without the Licence in writing of the Landlord (the grant of which shall be subject to the same provisions as contained in this clause including a requirement for the underlessee on any assignment to enter into an authorised guarantee agreement in favour of the Landlord and the Tenant in like form to that referred to in sub-clause 2(b) hereof)

     (iii) a covenant that the Underlessee will cause to be inserted in every sub-Lease whether immediate or derivative covenants on the part of the relevant sub-Underlessee corresponding to the covenants numbered (i) and
     (ii) above and that the Underlessee will at all times thereafter enforce the same

     (c) Notwithstanding anything herein contained the Tenant shall not create or permit the creation of any interest derived out of the term hereby granted howsoever remote or inferior upon the payment of a fine or premium or at a rent less than the full market rent (obtainable without taking a fine or premium) of the demised premises and shall not create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the Underlessee and those that may derive title under such Underlessee

     (d) That neither the Tenant nor any person deriving title under the Tenant (including any undertenant whether immediate or not) will (but without prejudice to the foregoing) underlet the demised premises for a term which shall extend beyond any date on which the rent hereby reserved is to be varied as hereinbefore provided unless such underletting shall include provisions approved by the Landlord (such approval not to be unreasonably withheld) to the effect that the rent thereby reserved shall be subject to upwards only review on the dates on which the rent hereby reserved is to be varied to the intent that the rent reserved on and after any of the dates on which the rent thereby reserved is to be varied shall not be less than the full market rent obtainable (without taking a fine or premium or other valuable consideration) in respect of the demised premises calculated as at the dates on which the rent thereby reserved is to be varied

IN WITNESS whereof this Deed has been executed by the Landlord and the Tenant causing their respective Common Seals to be affixed hereto the day and year first before written

EXECUTED AS A DEED BY                     )

INKTOMI LIMITED                           )

ACTING BY                                 )

                                   Director [SIGNATURE ILLEGIBLE]

                                   Secretary [SIGNATURE ILLEGIBLE]





THE COMMON SEAL of                        )

INKTOMI CORPORATION LIMITED               )

was hereunto affixed in the presence of:- )


                                   Director [SIGNATURE ILLEGIBLE]

                                   Secretary